                                   EXHIBIT 21

         LIST OF THE SUBSIDIARIES OF FELCOR LODGING LIMITED PARTNERSHIP
                            (as of December 31, 2001)


                                                                  STATE AND FORM OF
           NAME                                                     ORGANIZATION
           ----                                                   -----------------
FelCor/CSS Hotels, L.L.C.                                 Delaware; Limited Liability Company

FelCor/CSS Holdings, L.P.                                 Delaware; Limited Partnership

FelCor/St. Paul Holdings, L.P.                            Delaware; Limited Partnership

FelCor/Charlotte Hotel, L.L.C.                            Delaware; Limited Liability Company

FelCor/Indianapolis Hotel, L.L.C.                         Delaware; Limited Liability Company

E.S. Charlotte Limited Partnership                        Minnesota; Limited Partnership

E.S. North, an Indiana Limited Partnership                Indiana; Limited Partnership

FCH/PSH, L.P.                                             Pennsylvania; Limited Partnership

FelCor Lodging Holding Company, L.L.C.                    Delaware; Limited Liability Company

FelCor Lodging Company, L.L.C.                            Delaware; Limited Liability Company

FelCor Hotel Operating Company, L.L.C.                    Delaware; Limited Liability Company

FelCor Pennsylvania Company, L.L.C.                       Delaware; Limited Liability Company

FelCor Hospitality Holding Company, L.L.C.                Delaware; Limited Liability Company

FelCor Hospitality Company, L.L.C.                        Delaware; Limited Liability Company

FelCor  Hotel Asset Company, L.L.C.                       Delaware;  Limited Liability Company

FHAC Nevada Holdings, L.L.C.                              Nevada; Limited Liability Company

FHAC Texas Holdings, L.P.                                 Texas; Limited Partnership

FelCor HHCL Company, L.L.C.                               Delaware; Limited Liability Company

FelCor Hotels GenPar, L.L.C.                              Delaware; Limited Liability Company

FelCor Hotels LimPar, L.L.C.                              Delaware; Limited Liability Company

HHHC GenPar, L.P.                                         Delaware; Limited Partnership

FelCor Hotel Company, Ltd.                                Texas; Limited Partnership

FelCor Hotels GenPar II, L.L.C.                           Delaware; Limited Liability Company

FelCor Hotel Company II, Ltd.                             Texas; Limited Partnership

FelCor Chat-Lem, L.L.C.                                   Delaware; Limited Liability Company

                                                                  STATE AND FORM OF
           NAME                                                     ORGANIZATION
           ----                                                   -----------------

HI Chat-Lem/Iowa - New Orleans Venture                    Louisiana; General Partnership

FelCor Philadelphia Center, L.L.C.                        Delaware; Limited Liability Company

FelCor Marshall Motels, L.L.C.                            Delaware; Limited Liability Company

Center City Hotel Associates                              Pennsylvania; Limited Partnership

FelCor Hotels Financing II, L.L.C.                        Delaware; Limited Liability Company

FelCor Hotels Financing I, L.L.C.                         Delaware; Limited Liability Company

FelCor Hotels Investments I, Ltd.                         Texas; Limited Partnership

FelCor Hotels Investments II, Ltd.                        Texas; Limited Partnership

FelCor Salt Lake, L.L.C.                                  Delaware; Limited Liability Company

FelCor St. Louis Company, L.L.C.                          Delaware; Limited Liability Company

FelCor Canada Holding GP, L.L.C.                          Delaware; Limited Liability Company

FelCor Canada Holding, L.P.                               Delaware; Limited Partnership

FelCor Canada Co.                                         Nova Scotia; Unlimited Liability Company

FelCor Omaha Hotel Company, L.L.C.                        Delaware; Limited Liability Company

FelCor Country Villa Hotel, L.L.C.                        Delaware; Limited Liability Company

FelCor Moline Hotel, L.L.C.                               Delaware; Limited Liability Company

FelCor Eight Hotels, L.L.C.                               Delaware; Limited Liability Company

EPT Meadowlands Limited Partnership                       Delaware; Limited Partnership

EPT Kansas City Limited Partnership                       Delaware; Limited Partnership

EPT San Antonio Limited Partnership                       Delaware; Limited Partnership

EPT Austin Limited Partnership                            Delaware; Limited Partnership

EPT Overland Park Limited Partnership                     Delaware; Limited Partnership

EPT Atlanta - Perimeter Center Limited Partnership        Delaware; Limited Partnership

EPT Raleigh Limited Partnership                           Delaware; Limited Partnership

EPT Covina Limited Partnership                            Delaware; Limited Partnership

Promus/FCH Condominium Company, L.L.C.                    Delaware; Limited Liability Company

Promus/FCH Development Company, L.L.C.                    Delaware; Limited Liability Company

Promus/FelCor San Antonio Venture                         Texas; General Partnership

                                                                  STATE AND FORM OF
           NAME                                                     ORGANIZATION
           ----                                                   -----------------
Promus/FelCor Parsippany Venture                          New Jersey; General Partnership

MHV Joint Venture                                         Texas; General Partnership

Promus/FelCor Lombard Venture                             Illinois; General Partnership

Promus/FelCor Hotels, L.L.C.                              Delaware; Limited Liability Company

Kingston Plantation Development Corp.                     Delaware; Corporation

Promus/FelCor Manager, Inc.                               Delaware; Corporation

FelCor/New Orleans Annex, L.L.C.                          Delaware; Limited Liability Company

Brighton at Kingston Plantation, L.L.C.                   Delaware; Limited Liability Company

Margate Towers at Kingston Plantation, L.L.C.             Delaware; Limited Liability Company

FCH/Deerfield Development Co., L.L.C.                     Delaware; Limited Liability Company

FCH/DT Hotels, L.L.C.                                     Delaware; Limited Liability Company

FCH/DT Holdings, L.P.                                     Delaware; Limited Partnership

FCH/DT BWI Holdings, L.P.                                 Delaware; Limited Partnership

FelCor/LAX Hotels, L.L.C.                                 Delaware; Limited Liability Company

FelCor/LAX Holdings, L.P.                                 Delaware; Limited Partnership

Los Angeles International Airport Hotel Associates, a     Texas; Limited Partnership
Texas limited partnership

Park Central Joint Venture                                Texas; General Partnership

FelCor Airport Utilities, L.L.C.                          Delaware; Limited Liability Company

FelCor/MM Hotels, L.L.C.                                  Delaware; Limited Liability Company

FelCor/MM Holdings, L.P.                                  Delaware; Limited Partnership

Tysons Corner Hotel Company, L.L.C.                       Delaware; Limited Liability Company

FelCor/MM S-7 Hotels, L.L.C.                              Delaware; Limited Liability Company

FelCor/MM S-7 Holdings, L.P.                              Delaware; Limited Partnership

FelCor/CMB Buckhead Hotel, L.L.C.                         Delaware; Limited Liability Company

FelCor/CMB Corpus Hotel, L.L.C.                           Delaware; Limited Liability Company

FelCor/CMB Corpus Holdings, L.P.                          Delaware; Limited Partnership

FelCor/CMB Deerfield Hotel, L.L.C.                        Delaware; Limited Liability Company

                                                                  STATE AND FORM OF
           NAME                                                     ORGANIZATION
           ----                                                   -----------------

FelCor/CMB Marlborough Hotel, L.L.C.                      Delaware; Limited Liability Company

FelCor/CMB New Orleans Hotel, L.L.C.                      Delaware; Limited Liability Company

FelCor/CMB Orsouth Hotel, L.L.C.                          Delaware; Limited Liability Company

FelCor/CMB Orsouth Holdings, L.P.                         Delaware; Limited Partnership

FelCor/CMB Piscataway Hotel, L.L.C.                       Delaware; Limited Liability Company

FelCor/CMB SSF Hotel, L.L.C.                              Delaware; Limited Liability Company

FelCor/CMB SSF Holdings, L.P.                             Delaware; Limited Partnership

FCH/IHC Hotels, L.P.                                      Delaware; Limited Partnership

FCH/IHC Dallas Holdings, L.L.C.                           DELAWARE; LIMITED LIABILITY COMPANY

FCH/IHC Dallas Hotels, L.P.                               Delaware; Limited Partnership

FCH/IHC I-10 Holdings, L.L.C.                             Delaware; Limited Liability Company

FCH/IHC I-10 Hotels, L.P.                                 Delaware; Limited Partnership

FCH/IHC Atlanta Hotels, L.L.C.                            DELAWARE; LIMITED LIABILITY COMPANY

FCH/IHC Scottsdale Hotels, L.L.C.                         DELAWARE; LIMITED LIABILITY COMPANY

FCH/IHC Houston Holdings, L.L.C.                          Delaware; Limited Liability Company

FCH/IHC Houston Hotels, L.P.                              Delaware; Limited Partnership

FelCor TRS I, L.L.C.                                      DELAWARE; LIMITED LIABILITY COMPANY

FelCor TRS Holdings, L.P.                                 DELAWARE; LIMITED PARTNERSHIP

FelCor TRS II, Inc.                                       Delaware; Corporation

DJONT Operations, L.L.C.                                  DELAWARE; LIMITED LIABILITY COMPANY

DJONT Leasing, L.L.C.                                     DELAWARE; LIMITED LIABILITY COMPANY

DJONT/EPT Manager, Inc.                                   Delaware; Corporation

DJONT/EPT Leasing, L.L.C.                                 DELAWARE; LIMITED LIABILITY COMPANY

FCH/DT Leasing, L.L.C.                                    Delaware; Limited Liability Company

FCH/DT Leasing II, L.L.C.                                 Delaware; Limited Liability Company

FCH/SH Leasing, L.L.C.                                    Delaware; Limited Liability Company

                                                                  STATE AND FORM OF
           NAME                                                     ORGANIZATION
           ----                                                   -----------------
FCH/SH Leasing II, L.L.C.                                 Delaware; Limited Liability Company

DJONT/CMB Buckhead Leasing, L.L.C.                        DELAWARE; LIMITED LIABILITY COMPANY

DJONT/CMB FCOAM, L.L.C.                                   Delaware; Limited Liability Company

DJONT/CMB Deerfield Leasing, L.L.C.                       Delaware; Limited Liability Company

DJONT/CMB Corpus Leasing, L.L.C.                          DELAWARE; LIMITED LIABILITY COMPANY

DJONT/CMB SSF Leasing, L.L.C.                             Delaware; Limited Liability Company

DJONT/CMB Orsouth Leasing, L.L.C.                         Delaware; Limited Liability Company

DJONT/CMB NEW ORLEANS LEASING, L.L.C.                     Delaware; Limited Liability Company

DJONT/CMB Piscataway Leasing, L.L.C.                      Delaware; Limited Liability Company

BHR Operations, L.L.C.                                    Delaware; Limited Liability Company

FCH/JVEIGHT Leasing, L.L.C.                               DELAWARE; LIMITED LIABILITY COMPANY

FCH/IHC Leasing, L.P.                                     Delaware; Limited Partnership

FCH/IHC Atlanta Leasing, L.L.C.                           DELAWARE; LIMITED LIABILITY COMPANY

FCH/IHC Scottsdale Leasing, L.L.C.                        Delaware; Limited Liability Company

FCH/IHC I-10 Leasing GP, L.L.C.                           DELAWARE; LIMITED LIABILITY COMPANY

FCH/IHC I-10 Leasing, L.P.                                DELAWARE; LIMITED PARTNERSHIP

FCH/IHC Houston Leasing GP, L.L.C.                        DELAWARE; LIMITED LIABILITY COMPANY

FCH/IHC Houston Leasing, L.P.                             Delaware; Limited Partnership

FCH/IHC Dallas Leasing GP, L.L.C.                         DELAWARE; LIMITED LIABILITY COMPANY

FCH/IHC Dallas Leasing, L.P.                              Delaware; Limited Partnership

BHR Hotels Finance, Inc.                                  Delaware; Corporation

BHR Dallas Tenant Company, L.P.                           Delaware; Limited Partnership

BHR Plano Tenant Company, L.P.                            Delaware; Limited Partnership

BHR Lodging Tenant Company                                Delaware; Corporation

BHR Canada Tenant Company                                 Nova Scotia; Unlimited Liability Company

BHR Salt Lake Tenant Company, L.L.C.                      Delaware; Limited Liability Company